UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: April 28, 2005 (Date of earliest event reported)
EvergreenBancorp, Inc. (Exact name of registrant as specified in its charter)

WA (State or other jurisdiction of incorporation)	000-32915 (Commission File Number)	91-2097262 (IRS Employer Identification Number)

301 Eastlake Avenue East (Address of principal executive offices)		98109 (Zip Code)
206 628 7941 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 28, 2005, EvergreenBancorp, Inc. issued a press release announcing a quarterly cash dividend payable on May 20, 2005 to shareholders of record on May 10, 2005. The entire text of that press release is furnished as an Exhibit to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Exhibits
            99.1       Press Release of EvergreenBancorp, Inc. dated April 28, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2005	EVERGREENBANCORP, INC. By: /s/ Denice M. Town Denice M. Town Asst. Secretary

Exhibit Index
Exhibit No.	Description
99.1	Press Release of EvergreenBancorp, Inc. dated April 28, 2005